UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2005

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London W14 0QH England
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Material Definitive Agreement

On October 3, 2005, Danka Business Systems PLC issued a press release announcing the next phase of its Vision 21 initiative by broadening its existing relationship with MCI, Inc. and outsourcing additional back office and call center functions.

ITEM 9.01. Financial Statements and Exhibits

(a)	Not required.

(b)	Not required.

(c)	Exhibits.

Exhibit	Description of Document
99.1	Press release of Danka Business Systems Plc, dated October 3, 2005 announcing the next phase of its Vision 21 initiative by broadening its existing relationship with MCI, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ Keith J. Nelsen
Dated: October 3, 2005		Keith J. Nelsen Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document
99.1	Press release of Danka Business Systems, Plc. dated October 3, 2005 announcing the next phase of its Vision 21 initiative by broadening its existing relationship with MCI, Inc